SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2002


                           MICRON ENVIRO SYSTEMS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


NEVADA                                                       98-0202944
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(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

789 West Pender Street, Suite 460
Vancouver, British Columbia, Canada                          V6C 1H2
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code           604-646-6903
                                                             ------------

Commission File Number: 000-30258
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(Former name or former address,                              (Zip Code)
if changed since last report.)


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The  following   information   specifies   forward-looking   statements  of  our
management.   Forward-looking   statements  are  statements  that  estimate  the
happening of future events and are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology such as
"may",  "will",  "could",   "expect",   estimate",   "anticipate",   "probable",
"possible", "should", "continue", or similar terms, variations of those terms or the negative of those terms. Actual results may differ materially from those contemplated by the forward-looking statements.

The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. No assurance can be given that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update and such forward-looking statements.


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.


ITEM 5.  OTHER EVENTS

We are pleased to announce that the operator has informed us that the crew is now on site to test the primary formations within the Z1 Well on the Green Ranch Prospect located in Stephens County, Texas. The primary target of the Z1 Well is principally a gas target, which displayed excellent shows during the drilling process. The testing of the primary target should take approximately 3 to 5 days barring any unforeseen delays. The operator plans to frac both upper zones within one operation. This will enable us to test all three zones of the Z1 Well





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that have showed  promise of being  commercially  viable.  The  pipeline for gas sales is already in place and contracts have been negotiated.

We are also in the final stages of our due diligence on an oil and gas prospect in California.


ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.


ITEM 7.  FINANCIAL STATEMENTS

Not Applicable.


ITEM 8.  CHANGE IN FISCAL YEAR

Not Applicable.


ITEM 9.  REGULATION FD DISCLOSURE

Not Applicable.

































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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MICRON ENVIRO SYSTEMS, INC.



/s/ Bernard McDougall
---------------------------
Bernard McDougall
President & Director
Date:  October 2, 2002



























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